June 14, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds II

(File No. 333-142592 and File No. 811-22061)

Ladies and Gentlemen:

On behalf of BlackRock Funds II and pursuant to Rule 497 under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus, dated January 28, 2011, as amended May 31, 2011, for BlackRock Low Duration Bond Portfolio (the “Fund”). The purpose of the filing is to submit the 497 filing dated May 31, 2011 in XBRL format for the Fund.

Any questions or comments on the Amendment should be directed to the undersigned at 212-728-8510.

Very truly yours,

/s/ Anthony Geron
Anthony Geron

Enclosures

cc: Ben Archibald, Esq., BlackRock Advisors, LLC